Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT, IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO

GAME DEVELOPMENT, DISTRIBUTION AND SERVICES AGREEMENT

This SECOND AMENDMENT TO GAME DEVELOPMENT, DISTRIBUTION AND SERVICES AGREEMENT (this “Second Amendment”), executed on May 30, 2020 and being effective as of May 31, 2017 (the “Amendment Effective Date”), is entered into by and between IGT, a Nevada corporation (“IGT”), and DoubleU Diamond LLC, a Delaware limited liability company (“Licensee”). Each of Licensor and Licensee are sometimes referred to herein as a “Party” and, collectively, as the “Parties.” All capitalized terms used and not defined in this Second Amendment shall have the same meanings ascribed to them in the Agreement (defined below).

WHEREAS, the Parties have previously entered into that certain Game Development, Distribution and Services Agreement, dated May 31, 2017, and subsequently amended, (collectively, the “Agreement”), wherein Licensor granted Licensee an exclusive license to distribute the Licensed Games;

WHEREAS, the Parties desire to amend the Agreement to clarify the Acquired Games set forth in Exhibit H of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the Parties hereby agree as follows:

1.    Amendment to Exhibit H. Exhibit H of the Agreement is hereby amended by deleting the following Game Names (hereinafter “Removed Games”):

A.	[******]
B.	[******]
C.	[******]
D.	[******]
E.	[******]
F.	[******]
G.	[******]
H.	[******]
I.	[******]
J.	[******]
K.	[******]
L.	[******]
M.	[******]
N.	[******]
O.	[******]
P.	[******]
Q.	[******]
R.	[******]
S.	[******]

T.	[******]
U.	[******]
V.	[******]
W.	[******]
X.	[******]
Y.	[******]
Z.	[******]
AA.	[******]
BB.	[******]

2.    IGT Trademark. Within [**] days of the Amendment Effective Date, Licensee shall (i) ensure the Removed Games are not in any way attributed to IGT, including any advertising or other marketing collateral; and (ii) remove all instantiations of IGT’s trademark from each Removed Game.

3.    Preexisting Game. Licensee acknowledges and agrees that IGT had distributed a game entitled [******] in the internet real-money wagering channel prior to [******]. All versions of such game may remain in the internet real-money wagering channel as-is without payment of any past or future fees or royalties. IGT shall not create any new or derivative game using the name [******] without express written approval from Licensee.

4.    Limited Effect. Except as amended by this Second Amendment, no term or condition of the Agreement shall be modified and the same shall remain in full force and effect and are hereby ratified and confirmed by the Parties; provided, however, if any provision of this Second Amendment is in conflict with, or inconsistent with, any provision in the Agreement, then the provisions contained in this Second Amendment shall govern and control.

5.    Successors and Assigns. This Second Amendment shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the Parties hereto.

6.    Severability. If any portion of this Second Amendment as applied to either Party or to any circumstances shall be adjudged by a court to be void or unenforceable, such portion shall be deemed severed from this Second Amendment and shall in no way effect the validity or enforceability of the remaining portions of this Second Amendment or the Agreement.

7.    Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that signatures transmitted by facsimile or electronically shall be binding as if they were original signatures.

8.    Entire Agreement. This Second Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, IGT and Licensee have executed this Second Amendment as of the Amendment Effective Date.

IGT

By:	/s/ Renato Ascoli
Renato Ascoli, President

DOUBLEUDIAMOND LLC

By:	/s/ Inkeuk Kim
Inkeuk Kim, President

3